UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2005

                                SPO MEDICAL INC.
             (Exact name of registrant as specified in its charter)



          Delaware                    0-11772                 25-1411971
 ---------------------------   ----------------------        ------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


    21860 Burbank Blvd., North Building, Suite 380, Woodland Hills, CA 91367
          (Address of principal executive offices, including Zip Code)

                                  818-888-4380
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

      On July 14, 2005, SPO Medical Inc. (the "Company") entered into an employment agreement with Jeffrey Feuer, pursuant to which Mr. Feuer will serve as the Company's Chief Financial Officer. Previously, on May 15, 2005, Mr. Feuer and SPO Medical Equipment Ltd., the wholly-owned subsidiary of the Company ("SPO Ltd."), entered into an employment agreement pursuant to which Mr. Feuer continues to serves as SPO Ltd.'s Chief Financial Officer.

      Each of the agreements with the Company and SPO Ltd. terminates on the earlier of: (i) Mr. Feuer's death or disability, (ii) termination by the Company or Mr. Feuer without cause upon 60 days written notice; or (iii) termination of Mr. Feuer with cause. Mr. Feuer will be paid a monthly salary of $7,500 under the agreement with SPO Ltd. Mr. Feuer is not entitled to a salary under the agreement with the Company but will be granted options under the Company's 2005 Equity Incentive Plan to purchase 120,000 shares of the Company's common stock, vesting over a one year period from the date of grant.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 5.02.

      On July 14, 2005, the Company announced the appointment of Jeffrey Feuer as its Chief Financial Officer. Prior to joining the Company, Mr. Feuer served in similar capacities at Transpharma Medical Ltd., a biomedical device start-up company (January 2004 through May 2005), and Finjan Software Inc., a security software company (September 1999 through September 2003). From July 1996 to September 1999, he served as corporate controller of Aladdin Knowledge Systems, Ltd., an Israeli based NASDAQ company.

      Mr. Feuer does not have any family relationship with any other executive officer or director of the Company. Except as described above, neither Mr. Feuer nor any member of his immediate family is a party to any transaction or proposed transaction with the Company.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired.

None.

(b) Pro forma financial information.

None.

(c) Exhibits:

None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated:  JULY 20, 2005        SPO MEDICAL INC.

                             By: /s/ Michael Braunold
                                 ------------------------
                                 Michael Braunold
                                 Chief Executive Officer